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                                                                   EXHIBIT 10.15


            THIRD AMENDED AND RESTATED FINANCIAL ADVISORY AGREEMENT


              THIS THIRD AMENDED AND RESTATED FINANCIAL ADVISORY AGREEMENT (this "Agreement") is made and entered into effective as of June 6, 1997, among Viasystems Group, Inc., a Delaware corporation ("Holdings"), Viasystems, Inc., a Delaware corporation ("VI"), Viasystems Technologies Corp., a Delaware corporation ("VTC"), Circo Craft Co. Inc., a Quebec corporation ("CCI"), Viasystems International, Inc., a Delaware corporation ("VI International"), PCB Acquisition Limited, a United Kingdom limited company ("PCB Acquisition"), PCB Investments plc, a United Kingdom public limited company ("PCB"), Chips Acquisition Limited, a United Kingdom limited company ("Chips" and, together with Holdings, VI, VTC, CCI, VI International, PCB Acquisition and PCB the "Clients") and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

              WHEREAS, Holdings, VTC, CCI, VI International, PCB Acquisition, PCB and HMCo are parties to an Amended and Restated Financial Advisory Agreement dated as of April 11, 1997 (the "April 1997 Advisory Agreement") pursuant to which HMCo renders certain financial advisory, investment banking, and other similar services to Holdings, VTC, CCI, VI International, PCB Acquisition and PCB; and

              WHEREAS, Holdings, VTC, CCI, VI International, PCB Acquisition, PCB and HMCo desire to amend and restate the terms of the April 1997 Advisory Agreement and to add Chips as a party to this Agreement; and

              WHEREAS, Chips desires to become a party to this Agreement; and

              WHEREAS, the Clients have requested that HMCo render financial advisory, investment banking, and other similar services to them with respect to any future proposals for a tender offer, acquisition, sale, merger, exchange offer, recapitalization, restructuring, or other similar transaction directly or indirectly involving the Clients or any of their respective subsidiaries, and any other person or entity (collectively, "Add-on Transactions").



NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN PARAGRAPH 5 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON IDENTIFIED THEREIN.
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              NOW, THEREFORE, in consideration of the services rendered and to be rendered by HMCo to the Clients, and to evidence the obligations of the Clients to HMCo and the mutual covenants herein contained, the Clients hereby jointly and severally agree as follows:

              1. Retention. Each of the Clients acknowledges that it has retained HMCo as its exclusive financial advisor in connection with any Add-on Transactions that may be consummated during the term of this Agreement, and that the Clients will not retain any other person or entity to provide such services in connection with any such Add-on Transaction without the prior written consent of HMCo. HMCo agrees that it shall provide such financial advisory, investment banking, and other similar services in connection with any such Add-on Transaction as may be requested from time to time by the board of directors of Holdings.

              2. Term. The term of this Agreement shall continue until the earlier to occur of (i) the tenth anniversary of the date hereof or (ii) the date on which HMTF and its affiliates cease to own beneficially, directly or indirectly, any securities of any of the Clients or their successors.

              3. Compensation. As compensation for HMCo's financial advisory, investment banking, and other similar services rendered in connection with any Add-on Transaction pursuant to Section 1 hereof, the applicable Client shall pay to HMCo, at the closing of any such Add-on Transaction, a cash fee in the amount of 1.5% of the Transaction Value of such Add-on Transaction. As used herein, the term "Transaction Value" means the total value of the Add-on Transaction, including, without limitation, the aggregate amount of the funds required to complete the Add-on Transaction (excluding any fees payable pursuant to this Section 3(b)) including the amount of any indebtedness, preferred stock or similar items assumed (or remaining outstanding).

              4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, the applicable Client or Clients agree to reimburse HMCo, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including fees and disbursements of counsel) incurred by HMCo in connection with the performance by it of the services contemplated by Section 1 hereof.

              5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of HMCo, its affiliates, and their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as





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amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents and employees (HMCo, its affiliates, and such other specified persons being collectively referred to as "Indemnified Persons" and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including those resulting from the negligence of the Indemnified Person and fees and disbursements of the respective Indemnified Person's counsel) which
(A) are related to or arise out of (i) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by any Client or (ii) actions taken or omitted to be taken by an Indemnified Person with any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (B) are otherwise related to or arise out of HMCo's engagement, and will reimburse each Indemnified Person for all costs and expenses, including fees of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending, or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo's acting pursuant to the engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Clients also agree that neither HMCo nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by any Client that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. Each of the Clients further agrees that none of them will, without the prior written consent of HMCo, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON.

              The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each





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of the Clients hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against HMCo or any other Indemnified Person.

              It is understood that, in connection with HMCo's engagement, HMCo may also be engaged to act for any Client in one or more additional capacities, and that the terms of this engagement or any such additional engagement may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagement(s).

              The Clients further understand that if HMCo is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

              6. Confidential Information. In connection with the performance of the services hereunder, HMCo agrees not to divulge any confidential information, secret processes or trade secrets disclosed by any Client to it solely in its capacity as a financial advisor, unless the applicable Client consents to the divulging thereof or such information, secret processes, or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

              7. Governing Law. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

              8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

              9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall





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constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

              10. Other Understandings. All discussions, understandings, and agreements theretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the agreement of the parties hereto.

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              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                           HICKS, MUSE & CO. PARTNERS, L.P.

                                           By:    HM PARTNERS INC., its General
                                                  Partner


                                                  By:  /s/
                                                     ---------------------------
                                                         Jack D. Furst
                                                         Executive Vice
                                                         President


                                           VIASYSTEMS GROUP, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           VIASYSTEMS, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           VIASYSTEMS TECHNOLOGIES CORP.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------





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                                           CIRCO CRAFT CO. INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           VIASYSTEMS INTERNATIONAL, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           PCB ACQUISITION LIMITED


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           PCB INVESTMENTS PLC


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           CHIPS ACQUISITION LIMITED


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------